Exhibit 10.1

SECOND AMENDMENT TO THE INTERCREDITOR AGREEMENT (this “Second Amendment”), dated as of August 10, 2012, among JPMorgan Chase Bank, N.A., as administrative agent for the lenders under the Senior Debt Agreement (as defined in the Intercreditor Agreement, as defined below) (in such capacity, with its successors and assigns, the “Senior Debt Representative”) for and on behalf of the Senior Debt Secured Parties (as defined below), RGLD Gold AG (fka RGL Royalty AG), a Swiss corporation (with its successors and assigns, the “Purchaser”), as purchaser of certain refined gold from Terrane Metals Corp., a company incorporated under the laws of British Columbia (the “Vendor”), and the Vendor.

W I T N E S S E T H :

WHEREAS, the parties hereto are parties to that certain Intercreditor Agreement, dated as of December 10, 2010, as amended by that certain First Amendment (the “First Amendment”) to the Intercreditor Agreement dated as of December 14, 2011 (as so amended, the “Intercreditor Agreement”);

WHEREAS, the Vendor and the Purchaser have agreed to amend the Royal Gold Purchase Agreement (as defined in the Intercreditor Agreement) on terms and conditions that have been approved by the Senior Debt Representative and the other Senior Debt Secured Parties (as defined in the Intercreditor Agreement) pursuant to that certain Fifth Amendment to the Credit Agreement among Thompson Creek Metals Company Inc. (the “Borrower”), and the Senior Debt Representative on behalf of the Senior Debt Secured Parties (the “Senior Debt Agreement Amendment”); and

WHEREAS, the Purchaser, the Senior Debt Representative, on behalf of the Senior Debt Secured Parties, and the Vendor have agreed to make certain amendments to the Intercreditor Agreement in connection with the amendment of the Royal Gold Purchase Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.         DEFINITIONS.

1.1          Unless otherwise defined herein, capitalized terms which are defined in the Intercreditor Agreement are used herein as therein defined.

SECTION 2.         AMENDMENTS.

(a)           The second WHEREAS clause of the Intercreditor Agreement is hereby amended by replacing such clause in its entirety with the following:

WHEREAS, Borrower, the Vendor, Royal Gold, Inc., a Delaware corporation (“Royal Gold”), and the Purchaser are parties to the Amended and Restated Purchase and Sale Agreement, dated as of December 14, 2011, as amended by the First Amendment thereto (the “First Amendment to the Royal Gold Purchase Agreement”), dated as of August 8, 2012 (as so amended, the “Royal Gold Purchase Agreement”), pursuant to which, among other things, (i) the Purchaser has agreed to pay the Payment Deposit (as defined below), a portion of which (A) was used by the Borrower to acquire, directly or indirectly, certain ownership interests in the Milligan Project (as defined below) and (B) has been and will be used by the Vendor in connection with the development of the Milligan Project and (ii) upon completion of the Milligan Project, the Vendor has agreed to sell to the Purchaser and the Purchaser has agreed to purchase from the Vendor, an amount of Refined Gold (as defined below) equal to the Designated Percentage of Produced Gold (as defined below).

(b)           Section 1 of the Intercreditor Agreement is amended by replacing the defined term “Effective Date” in its entirety with the following:

“Effective Date” means the effective date of the First Amendment to the Royal Gold Purchase Agreement as set forth therein, giving effect to the amendment of the Royal Gold Purchase Agreement on such date.

(c)           Section 1 of the Intercreditor Agreement is amended by adding the following definition in its correct alphabetical order:

“First Amendment to the Royal Gold Purchase Agreement” has the meaning set forth in the second WHEREAS clause above.

(d)           Section 1 of the Intercreditor Agreement is amended by replacing the defined term “Royal Gold Security Documents” in its entirety with the following:

“Royal Gold Security Documents” means collectively, (i) the Amended and Restated Security Agreement entered into as of December 14, 2011, as amended on the Effective Date, by and between the Vendor and the Purchaser for the mining claims and leases with respect to the Milligan Project, (ii) the Amended and Restated Security Agreement entered into as of December 14, 2011, as amended on the Effective Date, by and between the Vendor and the Purchaser for all personal property of the Vendor relating to or arising out of the Milligan Project and (iii) the Amended and Restated Security Agreement entered into as of December 14, 2011, as amended on the Effective Date, by and between the Vendor and the Purchaser creating a floating charge over the real property relating to or comprising the Milligan Property.

SECTION 3.         CONDITIONS PRECEDENT.  This Second Amendment shall become effective on the date (the “Effective Date”) on which all of the following conditions have been satisfied or waived:

(a)           The Vendor, the Purchaser, Royal Gold and the Borrower shall have executed and delivered the First Amendment to the Royal Gold Purchase Agreement and the Senior Debt Representative shall have received a true and correct copy thereof.

(b)           The Senior Debt Representative and the Required Lenders (as defined in the Existing Senior Debt Agreement), on behalf of the Senior Debt Secured Parties, and Borrower shall have executed and delivered the Senior Debt Agreement Amendment and the Purchaser shall have received a true and correct copy thereof.

SECTION 4.         CONTINUING EFFECT.  Except as expressly amended, waived or modified hereby, the Intercreditor Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.  Except as expressly modified by this Second Amendment, the Intercreditor Agreement is ratified and confirmed in all respects.  Any reference to the “Intercreditor Agreement” in any related documents shall be deemed to be a reference to the Intercreditor Agreement as amended by the First Amendment and this Second Amendment.

SECTION 5.         GOVERNING LAW.  THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

SECTION 6.         SUCCESSORS AND ASSIGNS.  This Second Amendment shall be binding upon and inure to the benefit of each of the parties hereto and each of the Senior Debt Secured Parties, the Purchaser, the Vendor and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Second Amendment.

SECTION 7.         ENTIRE AGREEMENT.  The Intercreditor Agreement, as amended by the First Amendment and this Second Amendment, represents the entire agreement between the Senior Debt Representative, the Senior Debt Secured Parties, the Purchaser and the Vendor with respect to the subject matter of the Intercreditor Agreement, as amended by the First Amendment and this Second Amendment, and there are no promises, undertakings, representations or warranties by any of them relative to the subject matter hereof not expressly set forth or referred to herein or in the Intercreditor Agreement.

SECTION 8.         COUNTERPARTS.  This Second Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  An executed signature page of this Second Amendment may be delivered by facsimile transmission or electronic PDF of the relevant signature page hereof.

SECTION 9.         HEADINGS.  Section headings used in this Second Amendment are for convenience of reference only, are not part of this Second Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Second Amendment.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

JPMORGAN CHASE BANK, N.A., as the
Senior Debt Representative

By:	/s/ Brian Knapp
Name:	Brian Knapp
Title:	Vice President

[SIGNATURE PAGE — SECOND AMENDMENT TO INTERCREDITOR AMENDMENT]

RGLD GOLD AG

By:	/s/ Bruce C. Kirchhoff
Bruce C. Kirchhoff, Authorized Signatory

[SIGNATURE PAGE — SECOND AMENDMENT TO INTERCREDITOR AMENDMENT]

TERRANE METALS CORP.

By:	/s/ Pamela Saxton
	Name:	Pamela Saxton
	Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE — SECOND AMENDMENT TO INTERCREDITOR AMENDMENT]